SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2004

_________________

IRWIN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

INDIANA (State or other jurisdiction of incorporation)	0-6835 (Commission File Number)	35-1286807 (I.R.S. Employer Identification No.)

500 Washington Street

Columbus, Indiana 47201

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (812) 376-1909

ITEM 5. OTHER EVENTS

     On May 3, 2004, Irwin Financial Corporation announced its First Quarter 2004 earnings as described in Items 9 and 12 below. The news release is attached as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.

            99.1  News Release issued May 3, 2004.

ITEM 9. REGULATION FD DISCLOSURE

     On May 3, 2004, Irwin Financial Corporation announced its First Quarter 2004 earnings. The information contained in Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

     The news release regarding this announcement is furnished as Exhibit 99.1 hereto.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On May 3, 2004, Irwin Financial Corporation announced its First Quarter 2004 earnings. The news release regarding this announcement is furnished as Exhibit 99.1 hereto.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRWIN FINANCIAL CORPORATION (Registrant)

Date: May 3, 2004	By: /s/ GREGORY F. EHLINGER __________________________________________
GREGORY F. EHLINGER Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release issued May 3, 2004